Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,448.24
Total Transaction Valuation	68,415,942.00
Total Offset Amount	0.00
Net Fee	$ 9,448.24